EXHIBIT 10.13
                                                                   -------------



                            AMENDMENT NO. 7 TO LEASE

        THIS AMENDMENT NO. 7 TO LEASE (the "SEVENTH AMENDMENT") is made and entered into as of the 4th day of December, 2002 between Landlord and Tenant named below.

        LANDLORD:                       LONG WHARF DRIVE, LLC
                                        310 Orange Street
                                        New Haven, CT 06510

        TENANT:                         DSL.net, Inc.
                                        545 Long Wharf Drive
                                        New Haven, CT 06511

        BUILDING:                       545 Long Wharf Drive
                                        New Haven, CT 06511

        WHEREAS, Landlord and Tenant executed a lease dated as of February 5, 1999, as amended by that certain Amendment No. 1 to Lease dated as of June 9, 1999, that certain Amendment No. 2 to Lease dated as of November 9, 1999, that certain Amendment No. 3 to Lease dated as of January 20, 2000, that certain Amendment No. 4 to Lease dated as of February 8, 2000 (the "FOURTH AMENDMENT"), that certain Amendment No. 5 to Lease dated as of November 12, 2001, and that certain Amendment No. 6 to Lease dated as of April 22, 2002 (collectively, the "Lease"); and

        WHEREAS, pursuant to the terms and conditions of the Fourth Amendment, the Tenant leased from Landlord certain space located on the sixth floor of the Building containing 9,052 rentable square feet (the "SIXTH FLOOR SPACE") for a term scheduled to expire on December 31, 2002; and

        WHEREAS, by this Seventh Amendment, Tenant wishes to extend the term of the Lease with regard to the Sixth Floor Space only; and

        WHEREAS, Landlord and Tenant wish to execute an amendment of the Lease stating, among other things, the new term and base rent for the Sixth Floor Space.

        NOW, THEREFORE, the parties to this Seventh Amendment, in consideration of the covenants hereinafter contained and the sum of One Dollar ($1.00) to each party paid by the other, the receipt and sufficiency of which is hereby acknowledged, do covenant and agree as follows:

        1. All capitalized terms used in this Seventh Amendment, but not defined herein, shall have the same meanings ascribed thereto in the Lease.

        2. The "Sixth Floor Term" (as defined in the Fourth Amendment) is hereby extended for the period beginning January 1, 2003 on a month-to-month basis. Beginning January 1, 2003, either Landlord or Tenant may terminate the Lease upon at least ninety (90) days' prior written notice to the other (the Sixth Floor Term as extended, the "SIXTH FLOOR EXTENSION TERM").

        3. Commencing on January 1, 2003 and continuing for the duration of the Sixth Floor Extension Term, Tenant shall pay base rent for the Sixth Floor Space at the rate of One Hundred Thirty Two Thousand Six Hundred Eleven and 76/100 Dollars ($132,611.76) per annum, payable in equal monthly installments of Eleven Thousand Fifty and 98/100 Dollars ($11,050.98), based upon Fourteen



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and 65/100 Dollars ($14.65) per rentable square foot per annum and 9,052 rentable square feet. Base rent shall be pro rated for any partial period.

        4. For the duration of the Sixth Floor Extension Term, Tenant shall, at no additional cost to Tenant, be entitled to 2.67 unreserved parking spaces for every 1,000 rentable square feet of the Sixth Floor Space (i.e. 24 parking spaces based on 9,052 rentable square feet) in the parking facility located on the Property.

        5. Each party represents to the other that it has not dealt with any broker, agent or other intermediary who is or may be entitled to be paid a broker commission or finder's fee in connection with this Sixth Amendment, except Equis Corporation, whose fees shall be the sole responsibility of Landlord pursuant to a separate agreement between Equis Corporation and Landlord. Each party agrees to indemnify the other and hold it harmless from all liabilities arising from breach of the representations stated above. The representations and obligations contained in this Paragraph 5 shall survive the termination of the Lease.

        6. Any provisions or exhibits in the Lease purporting to give Tenant any right to extend or renew or extend the term of the Lease with regard to the Sixth Floor Space, except as otherwise expressly provided for in this Seventh Amendment, are hereby void and of no force or effect.

        7. Except as modified by this Seventh Amendment, the terms and provisions of the Lease are hereby confirmed and ratified, and that instrument shall remain in full force and effect as modified herein.

        IN WITNESS WHEREOF, Landlord and Tenant have signed this Seventh Amendment as of the day and year first above written.

SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF:                            LANDLORD:
                                               LONG WHARF DRIVE, LLC

/s/ Denise Fowler                              By: /s/ Joseph B. Buckman
-----------------------                            -----------------------
                                                   Its:  Director - Transactions


                                               TENANT:
                                               DSL.net, Inc.

/s/ Julie Wojeck                               By: /s/ Robert Kalina
-----------------------                            -----------------------
                                                   Its Authorized Signatory



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STATE OF   Illinois
         ------------------   )
                              )  ss.:
COUNTY OF  Cook               )
          -----------------


     On this the 4th day of December, 2002, before me, Denise Johnson, the undersigned officer, personally appeared Joseph D. Buckman, who acknowledged himself/herself to be the Director - Transactions of Long Wharf Drive, LLC and that he/she, as such Director - Transactions and being authorized to do so, executed the foregoing instrument for the purposes therein contained.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           /s/ Denise Johnson
                                           ----------------------
                                           Notary public
                                           My Commission Expires: 3-4-2003






STATE OF   Connecticut
         ------------------   )
                              )  ss.:
COUNTY OF  New Haven          )
          -----------------


     On this the 27th day of November, 2002, before me, Robert Kalina, the undersigned officer, personally appeared Emily Robakewicz, who acknowledged himself/herself to be the VP Business Operations of DSL.net, Inc. and that he/she, as such representative, being authorized to do so, executed the foregoing instrument for the purposes therein contained.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           /s/ Emily Robakewicz
                                           ----------------------
                                           Notary public
                                           My Commission Expires: 02-28-07